UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2024

BARFRESH FOOD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41228	27-1994406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Wilshire Boulevard Suite 1720, Los Angeles, California 90010

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 598-7113

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.000001 par value	BRFH	The Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on Tuesday, June 25, 2024, at which meeting the Company’s stockholders voted upon the following matters:

●	The election of seven members of the Company’s board of directors;

●	The ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

●	The approval and adoption of the First Amended and Restated 2023 Equity Incentive Plan; and

●	The approval and adoption of the 2024 Employee Stock Purchase Plan.

Election of Directors

At the annual meeting, all of the Company’s current directors were re-elected. The following is a summary of the votes cast at the annual meeting with respect to the election of directors:

Name	Votes in Favor	Votes Withheld
Riccardo Delle Coste	8,702,967	12,160
Steven Lang	7,815,440	899,687
Arnold Tinter	7,752,602	962,525
Joseph M. Cugine	8,703,120	12,007
Alexander H. Ware	7,763,327	951,800
Isabelle Ortiz-Cochet	8,701,588	13,539
Justin Borus	8,648,940	66,187

Ratification of Independent Registered Public Accounting Firm

At the annual meeting, the selection of Eide Bailly LLP as the Company’s independent registered public accounting firm for the Company’s 2024 fiscal year was ratified and approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Ratification and approval of the selection of Eide Bailly LLP	8,730,895	2,270	10,059

Approval and adoption of the First Amended and Restated 2023 Equity Incentive Plan

At the annual meeting, the First Amended and Restated 2023 Equity Incentive Plan was approved and adopted. The following is a summary of the votes cast at the annual meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Approval and adoption of the First Amended and Restated 2023 Equity Incentive Plan	7,718,613	995,169	1,345

Approval and adoption of the 2024 Employee Stock Purchase Plan

At the annual meeting, the 2024 Employee Stock Plan was approved and adopted. The following is a summary of the votes cast at the annual meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Approval and adoption of the 2024 Employee Stock Purchase Plan	8,680,923	32,922	844

Additional information regarding each of the matters voted on at the annual meeting is contained in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Barfresh Food Group Inc., a Delaware corporation (Registrant)

Date: June 26, 2024		/s/ Riccardo Delle Coste
	By:	Riccardo Delle Coste
	Its:	CEO